                                                                    Exhibit 10.2


                                                                    Confidential
                                                             Reg.# 1274, Copy #1

                                     LICENSE
                          FOR THE RIGHT OF SUBSOIL USE

series KMN        round seal            number  00685         type of license NE

ISSUED TO         Open Joint Stock Company
                  --------------------------------------------------------------
                  "Khantymansiyskneftegasgeologia"
--------------------------------------------------------------------------------
               (business operating entity -holder of this license)

REPRESENTED BY    Pershin Alexander Pavlovitch, the General Director
--------------------------------------------------------------------------------
        (full name of the person representing business operating entity)

FOR THE PURPOSE OF AND FOR THE FOLLOWING TYPES OF OPERATIONS: oil and gas production within POTANAY-KARTOPYINSKOYE license area
--------------------------------------------------------------------------------

SUBSOIL PLOT IS LOCATED in Kondinski and Sovetski district of Khanty Mansiysk Autonomous Okrug, Tuymen Region
--------------------------------------------------------------------------------
                   (name of district, region, area, republic)

DESCRIPTION OF THE BOUNDARIES OF THE SUBSOIL PLOT, COORDINATES OF THE ANGLE POINTS, THE COPIES OF THE SURVEY PLANS AND CROSS - SECTIONS, ETC., ARE ATTACHED IN ANNEXES NO. 1,2.
               ---
         (# of Annex)

THE RIGHT FOR USE OF LAND PLOTS RECEIVED FROM

--------------------------------------------------------------------------------
      (name of the body, issuing permission, number and date of resolution)

THE COPIES OF THE DOCUMENTS AND THE DESCRIPTION OF A LAND PLOT ARE ATTACHED IN ANNEX
--------------------------------------------------------------------------------
                       (number of Annex, number of pages)

SUBSOIL PLOT HAS THE STATUS OF              subsoil allotment
                              --------------------------------------------------
                                    (geological or subsoil allotment)

THE EXPIRATION DATE OF THIS LICENSE                  03/28/2014

                          Khanty-Mansiysk Autonomous Okrug
                          Committee for natural resources
                          Territorial Fund of geological information
                          REGISTERED
                          December 8, 1997
                          In the registrar No.KMN 00685-NE
                                            Square seal

THE FOLLOWING DOCUMENTS ARE THE INTEGRAL PARTS OF THIS LICENSE:

1. License Agreement on oil and gas production within Potanty-Kartopyinskoye license area - 19 pages
--------------------------------------------------------------------------------
                   (document, number of pages)

2. Topographic Plan of Potanay-Kartopyinskoye license area - 1 sheet
--------------------------------------------------------------------------------

3. Minutes of geological-technical meeting PO "Uraineftegas" and
GGP "Khantymansiyskneftegasgeologia" dated April 6, 1993 - 1 page
--------------------------------------------------------------------------------

AUTHORIZED REPRESENTATIVE OF THE MINISTRY OF NATURAL       AUTHORIZED REPRESENTATIVE OF THE STATE BODY OF THE
RESOURCES                                                  SUBJECT OF FEDERATION
Chairman of the Committee of Natural Resources             Head of the Administration of Khanty-Mansiysk
---------------------------------------------------        --------------------------------------------------
Khanty-Mansiysk Autonomous Okrug                           Autonomous Okrug
---------------------------------------------------        --------------------------------------------------
Sergeeva Nadezhda Alexandrovna                             Filipenko Alexander Vasilievich
---------------------------------------------------        --------------------------------------------------
Round seal                                                 Round seal
Signature, date 11/13/97                                   Signature, date 11/17/97

              MANAGEMENT OF THE ENTERPRISE HOLDER OF THIS LICENSE:
               Pershin Alexander Pavlovitch, the General Director
              ----------------------------------------------------
                       OJSC Khantymansiyskneftegasgeologia
              ----------------------------------------------------
                                   Round seal
                            Signature, date 11/12/97

                                                                  Addendum No. 1
                                                      To License KMN No 00685 NE

                                LICENSE AGREEMENT
                            ON OIL AND GAS PRODUCTION
                     IN POTANAI-KARTOPYINSKOYE LICENSED AREA
                       WITHIN KHANTY-MANSI AUTONOMOUS AREA

                                    PREAMBLE

         This License Agreement (hereinafter referred to as the "Agreement") was executed in furtherance of the License Agreement of March 29, 1994 (License KMN No 003429 NE) between the Ministry of Natural Resources of the Russian Federation (hereinafter referred to as the Ministry) acting as a federal authority for the management of state-owned subsoil, the executive authority of the Khanty-Mansiysk Autonomous Area represented by the Administration of the Khanty-Mansiysk Autonomous Area (hereinafter referred to as the Administration), on the one hand, and Open Joint Stock Company KMN "Khantymansiyskneftegazgeologia" (hereinafter referred to as OJSC KMNGG) registered by the Administration of the Khanty-Mansiysk Autonomous Area, registration No. 217 of June 24, 1996, on the other hand.

         This Agreement shall supersede and terminate original Addendum No. 1 "License Agreement..." and Addendum No. 3 "Angular Coordinates" to License KMN No 00429 NE and form an integral part of License XMH No 00685HE issued on December 12, 1997.

         The License shall be re-registered pursuant to Article 17-1 of the Federal Law "On Subsoil" following the change of the company name from Open-End Joint Stock Company Khantymansiyskneftegazgeologia to Open Joint Stock Company "Khantymansiyskneftegazgeologia under the Law "On Joint Stock Companies".

         The Parties agreed as follows:

                             ARTICLE 1. DEFINITIONS

         1.1. Unless otherwise expressly specified in this Agreement words used in singular include plural and words used in plural shall include singular.

         1.2. The Parties agreed upon the following meaning of the terms given below:

         BUDGET shall mean a document reflecting itemized earnings and expenditures of OJSC KMNGG Oil Operations over a Calendar Year.

         CALENDAR YEAR shall mean a Gregorian year beginning from the date of registration and ending on December 31 of the same year. Subsequent years shall start on January 1 and end on December 31.

         COMMERCIAL DISCOVERY shall mean one or more fields or accumulations within the Licensed Area collectively or individually scheduled for commercial operation.

         OIL FIELD shall mean a subsoil accumulation of hydrocarbon deposits in one or several reservoirs or horizons located one under another and considered as a whole for the purposes of efficient development.

         ROYALTY shall mean a payment for subsoil use.

         DEPOSIT shall mean a subsoil accumulation of hydrocarbons within the same reservoir.

         OIL OPERATIONS shall mean any operations pertaining to exploration, construction, development of an oil field, production, transportation, storage and distribution of Hydrocarbons and any other works relating to operations contemplated hereunder.

         AUTHORITIES shall mean the Ministry of Natural Resources of the Russian Federation or its regional branch and the Administration of the Khanty-Mansiysk Autonomous Area authorized to regulate the use of mineral resources pursuant to the Law of the Russian Federation "On Subsoil".

         PROGRAM shall mean a document describing a detailed scope of works under all types of the Oil Operations to be performed by OJSC KMNGG during a Calendar Year.

         AGREEMENT shall mean this document and all addenda forming its integral part including any amendment, addition, substitution etc. which may be made subsequently upon approval by the Parties.

         PRODUCTION AREA shall mean a part of the Licensed Area allocated to OJSC KMNGG to organize production of the oil field which has a commercial definition.

         LICENSED AREA shall mean an area specified in Article 2 of this Agreement located within the boundaries and described in detail in Article 3 where the Authorities shall grant OJSC KMNGG an exclusive right of oil and gas exploration and production.

         HYDROCARBONS (HC) shall mean an aggregate of solid, liquid and/or gaseous hydrocarbons and all other associated and co-produced substances including but not limited to Crude Oil, Natural and Associated Gas, Condensate and their products.

         CONDENSATE shall mean a natural mixture of light hydrocarbon compounds (C5 and higher) separated or extracted in a liquid state from Natural Gas.

         ASSOCIATED GAS shall mean gaseous hydrocarbons produced together with Crude Oil.

         NATURAL GAS shall mean hydrocarbons in gaseous state in the atmospheric environment at normal temperature and pressure as well as nitrogen, hydrogen sulfide, helium and other gases.

         CRUDE OIL shall mean a mixture of hydrocarbons and any associated substances extracted from wells in a liquid state at atmospheric pressure as well as bitumen, ozocerite and condensate obtained from Natural Gas.

         SUBSOIL ALLOTMENT shall mean a geometrized subsoil block granted to a subsoil user under a license for the development of mineral resources.

         GEOLOGICAL ALLOTMENT shall mean a subsoil area granted to a subsoil user under a license for geological prospecting without any material infringement of its integrity.

         PLANNED CAPACITY shall mean output by year.

         ATTAINING PLANNED CAPACITY shall mean the date of commencement of field development subject to approved levels of oil and gas production.

         CCD shall mean the Central Commission for the Development of Oil and Gas Fields of the Ministry of Fuel and Energy of the Russian Federation.

         SER shall mean the State Expertise of Reserves of the Russian
Federation.

         RRC shall mean the Regional Reserves Commission.

         RCRD shall mean the Regional Commission for Reserves Development.

         CCR oil shall mean the Central Commission of the Russian Ministry of Natural Resources responsible for state expertise of oil, natural gas and gas condensate reserves.

                         ARTICLE 2. SUBJECT OF AGREEMENT

         2.1. This Agreement shall set forth terms and conditions of oil and gas production (including exploration) within the Licensed Area.

         2.2. The Agreement shall form an integral part of the License for subsoil use of the POTANAI-KARTOPYINSKOYE Licensed Area reregistered for OJSC KMNGG and specifies basic terms of subsoil use to produce oil and gas (including exploration thereof) within the territory assigned the status of a subsoil allotment limited by the depth of the weathering zone designated on the topographical plan by angular points with coordinates given in the table below:

--------- ----------------- ------------------ ----------------- ------------------ ---------------------
  No.        Latitude           Longitude             No.          Latitude north       Longitude east
               north               east                               north
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   1           61 06              65 12               11               61 06               65 57
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   2           61 08              65 12               12               60 57               65 57
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   3           61 08              65 18               13               60 57               65 51
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   4           61 09              65 18               14               60 54               65 51
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   5           61 09              65 27               15               60 54               65 39
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   6           61 12              65 27               16               61 00               65 39
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   7           61 12              65 33               17               61 00               65 27
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   8           61 15              65 33               18               60 57               65 27
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   9           61 15              66 00               19               60 57               65 15
--------- ----------------- ------------------ ----------------- ------------------ ---------------------
   10          61 06              66 00               20               61 06               65 15
--------- ----------------- ------------------ ----------------- ------------------ ---------------------

                   ARTICLE 3. DESCRIPTION OF THE LICENSED AREA

         3.1. The size of the Licensed Area shall be 1,169.0 sq km.

         3.2. The Licensed Area shall include the POTANAI-KARTOPYINSKOYE area within the Kondinski and Sovetski Districts and the adjacent territory outlined under Article 2.2 of this Agreement.

         3.3. As of December 15, 1993, within the Kondinski District is registered one ancestral plot. No ancestral plots are registered in the Sovetski District.

         3.4. The Licensed Area requires additional exploration within the framework of the Investment Feasibility Study approved by Protocol No. 1763 of the Central Commission for the Development of Oil and Gas Deposits dated November 2, 1994.

                     ARTICLE 4. AUTHORIZATION OF OPERATIONS
                       AND DISPOSAL OF EXTRACTED RESOURCES

         4.1. OJSC KMNGG shall be authorized to perform exploration, construction, development, production and sales of production extracted in the Licensed Area and other works required to attain the objectives of this Agreement.

         4.2. Under this Agreement and applicable law of the Russian Federation and regulations of the Khanty-Mansiysk Autonomous Area the license holder (OJSC KMNGG) shall be granted title to the volume of produced hydrocarbons specified in a bilateral production acceptance certificate at the time the volume of output is determined by meters.

         The output shall be recorded by meters installed at the exit point production from the Licensed Area (such meters shall comply with requirements for commercial meters).

         4.3. The entire stock of wells drilled in the POTANAI-KARTOPYINSKOYE field shall be delivered to the license holder (OJSC KMNGG) pursuant to the Regulations for the Delivery and Operation of Deep Oil and Gas Wells Drilled at the Cost of the Federal Budget and Reflected on Balance Sheets of State-Owned Survey Entities approved by the Committee for Subsoil of the Russian Federation (on March 27, 1995), State Committee for the Management of State Property of the Russian Federation (on August 7, 1995), State Mining Safety Inspection (on April 1, 1995) and the Ministry of Fuel and Energy of the Russian Federation and registered by the Ministry of Justice of the Russian Federation under No. 953 on September 25, 1995 within the period specified in this Regulation.

         Any wells abandoned or scheduled for abandonment within the Licensed Area that were funded from the federal budget (including the mineral replacement tax rates) shall be delivered to OJSC KMNGG (license holder) to exercise supervision of their condition.

                                ARTICLE 5. TITLE

         5.1. OJSC KMNGG may own, manage and dispose of the assets acquired by OJSC KMNGG from its profit and credits as provided for by applicable civil law. The owner shall be entitled to manage such assets at its discretion provided it complies with applicable laws and regulations and does not infringe on legal interests of third parties.

         5.2. Provisions of Article 5.1. shall not apply to assets owned by third parties or leased by OJSC GG.

                      ARTICLE 6. GEOLOGICAL SUBSOIL DATA

         Initial data and results of its processing shall include those funded by the government and by OJSC KMNGG.

         The title to geological and other subsurface data shall be protected as provided for by applicable law of the Russian Federation.

         6.1. Under article 27 of the Law "On Subsoil" any information acquired with state funds shall be deemed property of the state. The Authorities shall cause the transfer to OJSC KMNGG of geological data available in regional and district geological and geophysical databases in compliance with the Regulations for Storage, Use and Transfer of Subsoil Data Funded by the State" dated November 15, 1994, No. 61/2952, approved by the Committee for Subsurface of the Russian Federation and the Administration of the Khanty-Mansi Autonomous Area.

         6.2. Additional subsoil data on the Licensed Area not included in the mandatory list compiled pursuant to approved industry instructions and regulations shall be acquired by OJSC KMNGG under direct agreements with data producers in compliance with applicable law.

         Information on executed transactions shall within 10 days be forwarded to the regional branch of the Ministry of Natural Resources to be registered on a confidential basis.

         6.3. Subsoil data and results of its processing funded by OJSC KMNGG shall be deemed property of OJSC KMNGG.

         OJSC KMNGG shall provide the Authorities with such data free of charge in the format and within time limits established by the Authorities, and shall specify the terms of its use.

         6.4. For the purpose of production or research OJSC KMNGG may use 50% of the core material sawn axially lengthwise. The remaining core shall be deemed state-owned national wealth and shall be kept by the enterprise according to applicable standards.

         If the Authorities decide to collect core materials OJSC KMNGG shall pass the core to the Authorities free of charge.

                           ARTICLE 7. TERM OF VALIDITY

         7.1. Provisions of this Agreement shall come into effect on the date of re-registration of the License.

         7.2. This Agreement shall become effective on the date of re-registration of License 153 No ___________ NE under the Law of the Russian Federation "On Subsoil" and terminate on March 28, 2014 concurrently with the expiration of original License KMN No 000153 NE.

         OJSC KMNGG may apply for extension of the term of the License and the Authorities may grant such extension according to the approved development program provided OJSC KMNGG fulfills the approved Program of Operations as required by the Law of the Russian Federation "On Subsoil".

         7.3. OJSC KMNGG may at any time terminate this Agreement on a ninety
(90) days written notice to the Authorities. Such termination shall not release OJSC KMNGG from its outstanding obligations under this Agreement to be fulfilled prior to the delivery of the acknowledgment of its termination.

         7.4. The Authorities may at any time suspend or terminate this Agreement by a written notice to OJSC KMNGG if OJSC KMNGG fails to comply with decisive conditions under articles 20, 21 and 23 of the Law "On Subsoil", articles 28 and 29 Law "On the Use of Subsoil" of the
Khanty-Mansiysk Autonomous Area, article 15 of the "Regulations for Licensing the Use of Subsoil" and the "Regulations for the Use of Subsoil in the Khanty-Mansiysk Autonomous Area", namely upon occurrence of any of the following events:

         -  OJSC KMNGG bankruptcy;
         - failure to comply with the "Requirements to and Special Conditions of Environmental Safety During the Development of Oil, Gas and Other Mineral Deposits in the Khanty-Mansiysk Autonomous Area issued by the Committee for Environment Protection and Natural Resources of the Khanty-Mansiysk Autonomous Area";
         - failure to comply with established terms and schedule of payments for subsoil use under applicable tax law. Each payment shall be deemed made on the date of the payment order is received;
         - development of the field in violation of the technology provided for by the Project resulting in excessive losses of subsoil raw materials compared with established standards;
         - violation of terms, and systematic violation of schedules and volumes of providing the Authorities with data specified herein;
         - failure to conclude socio-economic agreements with the owner of the ancestral plot located in the Licensed Area within periods specified herein;
         - lack or inoperativeness of well measuring equipment except during regular maintenance, repair or replacement within prescribed time limits or lack of control over the level of field production.

         If this Agreement is terminated upon occurrence of any event described above, OJSC KMNGG shall have at least a ninety (90) days notice.

         7.5. OJSC KMNGG may relinquish the Licensed Area and terminate this Agreement with a three months notice to the Authorities. In such case OJSC KMNGG shall pay all outstanding debts and make all wells and other facilities technically safe as required by the Authorities (undertaking conservation, dismantling, etc.). Upon signing a statement of the safety of all facilities OJSC KMNGG shall be exempt from all payments.

                      ARTICLE 8. UNDERTAKINGS OF OJSC KMNGG

         8.1. OJSC KMNGG shall perform all works in compliance with subsoil, environmental and other laws and regulations of the Russian Federation, legal acts and regulations of the Khanty-Mansiysk Autonomous Area enacted under Russian law and applicable in the territory of the Khanty-Mansiysk Autonomous Area.

         8.2. OJSC KMNGG shall develop the Licensed Area according to project specifications duly approved by the RCRD (CCD).

         8.3. OJSC KMNGG shall provide required funding and procure or lease all equipment and materials required for operations as specified in the annual Program and Budget.

         8.4. OJSC KMNGG shall bear full responsibility for the preparation and efficient implementation of the annual Program and Budget.

         8.5. When selecting contractors and subcontractors to supply machinery, equipment and materials, OJSC KMNGG shall give preference to Russian vendors provided they are competitive (in terms of quality, terms and warranties of timely delivery, prices, timely fulfillment etc.).

         When selecting contractors and subcontractors to perform operations and services in the Licensed Area OJSC KMNGG shall give preference to business entities incorporated and operating in the Khanty-Mansiysk Autonomous Area.

         8.6. OJSC KMNGG undertakes to perform all operations in a safe and proper way according to applicable rules and requirements, and produce, to the extent practicable, minimal adverse impact on environment, including inter alia air, bodies of water, flora and fauna, other natural resources and property.

         In case of failures, accidents or other emergencies OJSC KMNGG shall take all possible steps to cope with the emergency, protect human lives and property, prevent and indemnify damage and its consequences to natural resources, environment and people's health.

         8.7. By October 1, 1998 OJSC KMNGG shall conduct an ecological base line study within the Licensed Area and by January 1, 1999 submit to Khantymansiyskgeolcom and the Committee for Environment Protection and Natural Resources of the Khanty-Mansiysk Autonomous Area an approved Program of ecological maintenance of the Licensed Area subject to annual revisions and including schedule (month and year) of specific actions to be kept in the license file.

         OJSC KMNGG shall perform its operations in compliance with article 45 of the Russian Law "On Environment Protection", and observe established discharge and release standards or temporarily agreed-on hazardous discharge and release standards.

         8.8. OJSC KMNGG shall meet the conditions of safe operation described in Project documentation and approved by the State Mining Safety Inspection.

         8.9. Upon deciding on conservation (abandonment) of mineral retrieval or a part of subsoil or the licensed area the subsoil user shall within 3 weeks present for review and comment the Terms of Reference relating to the conservation (abandonment) and reclamation thereof to the regional branch of the State Mining Safety Inspection, Committee for Land Resources and Land Management and Committee for Environment Protection and Natural Resources.

         The Terms of Reference shall be subject to approval by the Authorities.

         Upon approval of the Terms of Reference the subsoil user shall develop the Plan of conservation (abandonment) of oil production or a part of the subsoil or a part of the licensed area and reclamation thereof to be agreed upon with the regional branch of the State Mining Safety Inspection, Committee for Land Resources and Land Management and Committee for Environment Protection and Natural Resources and approved by the Authorities.

         Such abandonment and conservation operations shall be performed in compliance with and within the period specified in the Plan and article 26 of the Russian Law "On Subsoil".

         8.10. OJSC KMNGG shall comply with the terms of the economic agreement executed for the duration of the validity of the license with the owner of the ancestral plot (A.S. Vekshin) located within the Licensed Area.

         8.11. OJSC KMNGG shall perform construction of projects having positive opinion of the State Ecological Expertise.

         8.12. OJSC KMNGG shall operate in compliance with the Russian Law
"On Protection and Use of Historical and Cultural Monuments" and include in the Project archaeological examination and indemnification for destruction of or damage to historical and cultural monuments.

         8.13. OJSC KMNGG shall comply with the conditions of the minutes of the meeting on Geology and Technology between PO "Uraineftegaz" and SGE KMNGG on April 6, 1993.

         8.14. Relations between OJSC KMNGG and the Administrations of the Sovetski and Kondinski Districts shall be conducted on the basis of socio-economic agreements concluded at the time of the License re-issue for the term of the License validity.

         The agreements referred to above shall be kept in license file KMN No 00429 NE.

         8.15. The Parties have agreed to revise and adjust certain provisions of the Agreement according to the schedule given below:

         -  production levels - annually upon receipt of the RCRD (CCD)
Protocol;

         -  exploration scope - annually upon review of exploration plans;

         - oil recovery factor - upon approval of reserves by the SER and CCRoil.

                         ARTICLE 9. RIGHTS OF OJSC KMNGG

         9.1. Upon consultation with the Authorities OJSC KMNGG may suspend field development in conformity with applicable industry regulations and standards. The period of such suspension shall be included in term of the License validity.

         9.2. OJSC KMNGG shall enjoy free use of any samples (core), seismic tapes, results of a geophysical prospecting of wells and any other documents prepared during operations hereunder and submit such materials for processing, analysis and reviewing to any entities including foreign entities pursuant to applicable law of the Russian Federation.

         9.3. Within the Licensed Area OJSC KMNGG may be licensed for the production of wide-spread natural resources in particular to clay, sand, limestone, gypsum and other similar materials which may be required for the Oil Operations provided payment of fees and taxes imposed under applicable law.

         9.4. Within the Licensed Area OJSC KMNGG may drill water wells under a duly issued license for subsurface water production and use water resources for its operations provided compliance with applicable regulations and payment of water use fees as required under the law of the Russian Federation.

         9.5. To enable required operations OJSC KMNGG may use land plots and infrastructure facilities (motor and rail roads, communication lines, public health centers, cultural facilities etc.) on generally accepted terms making appropriate payments at applicable or specially agreed upon rates.

         9.6. Land allotments required for operations under License KMN
No ___________ NE shall be granted in accordance with the Land Law and duly approved project documents.

                              ARTICLE 10. REPORTING

         10.1. OJSC KMNGG, on request, shall provide the Authorities with access to all original documents pertaining to its operations within the Licensed Area including but not limited to geological, geophysical and geological engineering, well construction, field development reports, financial and accounting records, etc. as required by applicable Federal Law, laws and regulations of the Khanty-Mansiysk Autonomous Area and this Agreement.

         10.2. OJSC KMNGG shall present to the Authorities an annual license agreement progress report not later than March 1 each year, in the format and manner specified in the Act "On Reporting on the Compliance with Subsoil Use Regulations" No. 142-171 adopted by the Committee for Geology and Subsoil Use and the Administration of the Khanty-Mansiysk Autonomous Area on July 15-20, 1994.

         Upon consultations with OJSC KMNGG, the Authorities shall specify the formats, contents and frequency of additional reports to be submitted by OJSC KMNGG.

         The Authorities guarantee the confidentiality of received information.

         10.3. OJSC KMNGG shall within one month inform the Authorities of any discovery of oil and gas deposits within the Licensed Area and provide all data pertaining to such discovery.

         10.4. The Authorities may audit any Oil Operations and therefore supervise all operation stages and be represented at well testing and other types of operations.

           ARTICLE 11. SUBJECTS OF LICENSING AND HYDROCARBON RESERVES

         11.1. The License shall cover the following deposits:

------------------------------------------------------------------ --------------------------------------
                    Deposit stratigraphic ID                              Deposit cadaster number
------------------------------------ ----------------------------- --------------------------------------
in State Balance of                          in cadaster
Mineral Reserves
------------------------------------ ----------------------------- --------------------------------------
P                                              P north                             19560
------------------------------------ ----------------------------- --------------------------------------
Weathering zone                         Weathering zone north                      19630
------------------------------------ ----------------------------- --------------------------------------
P                                                 P                                43480
------------------------------------ ----------------------------- --------------------------------------
P                                              P south                             19570
------------------------------------ ----------------------------- --------------------------------------
P                                              P basic                             43830
------------------------------------ ----------------------------- --------------------------------------
Tyumen suite                                      T                                19581
------------------------------------ ----------------------------- --------------------------------------
Tyumen suite                                      T                                19580
------------------------------------ ----------------------------- --------------------------------------
P                                              P north                             43820
------------------------------------ ----------------------------- --------------------------------------
Tyumen suite                                      T                                19600
------------------------------------ ----------------------------- --------------------------------------

         11.2. Hydrocarbon reserves in the POTANAI-KARTOPYINSKOYE Licensed Area as stated in the State Balance of Mineral Reserves (Issue VI, OIL, Volume 6, West Siberia, Khanty-Mansiysk Autonomous Area, Moscow, 1996) as of January 1, 1996 are given in the table below:


------------------------------------------ --------------- ----------------------------------------------
               DESCRIPTION                     CATEGORY                      TOTAL
                                                  OF       ---------------------------------------------
                                               RESERVES          OIL           GAS         CONDENSATE
------------------------------------------ --------------- -------------- ------------ ------------------
Geological reserves:                             C1            19897          951
  oil, thousand t                                C2            47430         2149
  gas, mln cu m                               C1 + C2          67327         3100
  condensate, thousand t
------------------------------------------ --------------- -------------- ------------ ------------------
Recoverable reserves:                            C1            6410           951
  oil, thousand t                                C2            14229         2149
  gas, mln cu m                               C1 + C2          20639         3100
  condensate, thousand t
------------------------------------------ --------------- -------------- ------------ ------------------
Oil recovery factor,                         0.3-0.399
fractional, P, U2-3
------------------------------------------ --------------- -------------- ------------ ------------------

         11.3. In the fourth quarter of 1998, OJSC KMNGG shall submit to the RRC and the SER an estimate of reserves within the Licensed Area.

                       ARTICLE 12. GEOLOGICAL EXPLORATION

         12.1. As of August 1, 1997 the Licensed Area accommodated 54 prospecting boreholes.

         12.2. Based on the results of pilot and commercial operations OJSC KMNGG shall develop the Technological Scheme by the year of 2000.

         12.3. Operations contemplated by the Pilot Operation Project specify the drilling of 12 wells in the 1997-2001 period for additional exploration of deposits.

         12.4. During the Pilot Operation OJSC KMNGG shall perform additional detailed seismic surveys of the Licensed Area to enable lithological interpreting of seismic data, reprocess all available geological and geophysical data, summarize data of 3D seismic survey and additional data on the geological and production characteristics of the deposits obtained during Pilot Operation.

         12.5. Taking account of new data acquired during Pilot Operation and from the results of seismic study, OJSC KMNGG, in conformity with CCD Protocol No. 1763 dated November 2, 1994, shall create an address geological model and produce a re-estimation of oil reserves, presenting both for review by RRC in the fourth quarter of 1998.

         12.6. Based on the results of pilot and commercial operations OJSC KMNGG shall develop the Technological Scheme by the year of 2000.

         12.7. OJSC KMNGG shall be entitled to develop new deposits discovered within the Licensed Area subject to applicable depth limits. Within one year of a new deposit discovery, appropriate amendments shall be made to relevant articles of this Agreement.

         12.8. Should the OJSC KMNGG operations in the Licensed Area prove that a deposit under development or exploration spreads into adjacent areas not licensed to other entities, at the request of the subsoil user the Authorities shall either expand the Licensed Area or issue a new license for the adjacent area under applicable law of the Russian Federation or declare a tender.

                         ARTICLE 13. TAXES AND PAYMENTS

         13.1. OJSC KMNGG shall make all payments provided for by applicable Russian law and regulations of the Khanty-Mansiysk Autonomous Area.

         13.2. The license holder shall make regular payments specified in applicable tax law of the Russian Federation, i.e.:

         - royalty - six (6) per cent of the production value and production losses in excess of standards specified in annual production plans approved by the State Mining Safety Inspection.

         Land tax shall be assessed as provided for in the Law "On Land Tax" of the Russian Federation.

         13.3. OJSC KMNGG shall make payments referred to in Articles 13.2 above in roubles or extracted products, the form of such payment to be approved by the Administration of the Khanty-Mansiysk Autonomous Area by November 1 of the year preceding the year of planning.

                         ARTICLE 14. OIL AND GAS PRICES

         14.1. In the event the Licensed Area yields products of a considerably different quality prices shall be fixed separately for each product type (oil, gas, etc.) and grade (quality).

                 ARTICLE 15. RECORDING OF PRODUCED HYDROCARBONS

         15.1. The gross volume of mineral resources extracted from the Licensed Area shall be metered by the license holder and reflected in accounts as specified by applicable law.

         15.2. OJSC KMNGG shall measure the volumes and quantity of extracted Hydrocarbons by methods and meters meeting applicable standards.

         15.3. The Authorities shall have the right to inspect installed meters and control measuring methods and results.

         15.4. OJSC KMNGG shall maintain records and control hydrocarbons production at all licensed sites listed in Article 11 unless developed as a single entity.

         15.5. OJSC KMNGG shall equip each producing and injection well with meters enabling daily measurement of the outflow rate of producing wells and injectability of injection wells.

         15.6. OJSC KMNGG shall take precise measurements of each producing well's outflow rate and each injection well's injectability at least once a week, with a compulsory registration of the obtained data. The frequency of such measurements may be further adjusted subject to actual productivity.

         15.7. At least once a week OJSC KMNGG shall provide for precise measuring of water content of each producing well. The frequency of such recording may be further adjusted.

         15.8. Development and control over development of the Licensed Area and licensed deposits shall be performed in accordance with the Regulations for the Development of Oil and Gas-and-Oil Fields, laws and regulations of the Russian Federation and the Khanty-Mansiysk Autonomous Area.

                     ARTCILE 16. NATURAL AND ASSOCIATED GAS

         16.1. In the event of a discovery of Natural Gas reserves, OJSC KMNGG shall upon proper study and consultations with the Authorities, determine the Commercial nature of the discovery. Should the discovery be declared Commercial all provisions of this Agreement shall apply.

         In such case OJSC KMNGG may be granted other special concessions provided they are justified by particular conditions of the Natural Gas deposit exploitation.

         If it is necessary to determine the quality of Natural Gas for production sharing and cost recovery purposes, then it shall be assumed that 1,150 cu m of gas are equivalent to 1 t of oil.

         This convention may be adjusted after the discovery of Natural Gas Deposits subject to actual quality and composition of Natural Gas.

         16.2. The portion of Associated and Natural Gas neither intended for sale nor included in the product utilized in the Oil Operations shall be efficiently used to enhance Crude Oil production through injection of the gas into reservoirs. The flaring of Associated and Natural Gas shall comply with reasonable standards approved by the Authorities, the State Mining Safety Inspection and the Regional Committee for Protection of the Environment and Natural Resources.

                    ARTICLE 17. OIL AND GAS PRODUCTION LEVELS

         17.1. OJSC KMNGG shall ensure the oil and gas production levels specified in Protocol No. 2148 dated May 22, 1997 of the Central Commission for the Development of Oil and Gas-and-Oil Fields of the Russian Ministry of Fuel and Energy and approved by the Oil and Gas Committee of the Administration of the Khanty-Mansiysk Autonomous Area.

------------- ------------- --------------------------------- ----------  ------------
    YEAR      SITE                         PRODUCTION LEVEL      Oil          Gas
                            -------------------------------    recovery   utilization,
                                oil,            gas,            factor         %
                             thousand t       mln cu m        (current),
                                                              fractional
------------- ------------- ------------- -----------------   ----------  ------------
    1997      P, U2-3          266.0            30.6             0.09          11
    1998      P, U2-3.         319.2            36.7             0.14          16
------------- ------------- ------------- -----------------   ----------  ------------

         17.2. Hydrocarbons extraction during the Pilot Project shall not exceed 5% of total recoverable reserves (C1 + C2), i.e. maximum 1,032 thousand t.

         17.3. The oil and gas production levels in 1999 and the years to follow shall be adjusted in additional agreements with the Committee for Oil, Gas and Natural Resources of the Administration of the Khanty-Mansiysk Autonomous Area before November 1 of each year preceding the planned based of the CCD protocols.

         Such additional agreements for oil and gas production levels shall be submitted to Khantymansiyskgeolcom to be kept in the license file.

         17.4. Upon receipt of a new Program, oil production levels for the entire period of the field development shall be subject to revision.

                        ARTICLE 18. ACCOUNTING AND AUDIT

         18.1. All production from the Licensed Area shall be recorded by the license holder and reflected in the sales accounts in case of transfer to other entities.

         18.2. For the purposes of this Agreement the Russian statutory principles of accounting and auditing shall be applied.

         18.3. The Authorities shall bear the expenses, costs and risks relating to inspections and audits.

         18.4. OJSC KMNGG shall at its expense provide transportation for inspections of conditions in the Licensed Area.

                           ARTICLE 19. CONFIDENTIALITY

         19.1. All information received or acquired by any Party during its operations shall be deemed confidential. The procedure and conditions of use and protection of such information shall be specified by the information proprietor pursuant to the Russian Federation Law "On Information, Information Technology and Protection of Information ".

         19.2. Any information, the illegitimate use of which may cause harm to the proprietor, owner, user or other party, shall be protected in the manner specified. The information proprietor may exercise control over compliance with information protection requirements and prohibit or suspend processing of such information in case of non-compliance.

         19.3. Unless otherwise provided for by applicable law, confidentiality provisions contained in this Article shall remain in effect for five (5) years after termination hereof.

                   ARTICLE 20. RESPONSIBILITIES OF THE PARTIES

         20.1. OJSC KMNGG shall bear full responsibility to the Authorities and/or third parties for the consequences of any actions, decisions or omissions of OJSC KMNGG or its employees.

         20.2. OJSC KMNGG shall not be liable for any damage caused by the Authorities or third parties during the term hereof.

         20.3. The Authorities shall bear full responsibility in conformity with laws of the Russian Federation for their actions and indemnification for misconduct in a duly lawful manner.

                               ARTICLE 21. WAIVER

         21.1. Any waiver of undertakings by either Party shall be executed in writing and signed by both Parties.

                               ARTICLE 22. NOTICES

         22.1. Any notices, applications, requests etc. required, permitted or given hereunder shall be in writing and shall be deemed to have been duly executed or given if delivered by courier, mail, telegraph, teletype or fax.

         The Parties shall beforehand inform each other in writing of their respective addresses and in a timely manner any modifications thereof.

         22.2. A notice shall become effective at the time of its receipt or rejection.

                            ARTICLE 23. GOVERNING LAW

         23.1. This Agreement, its provisions and Articles shall be governed, regulated and construed according to the law of the Russian Federation and regulations of the Khanty-Mansiysk Autonomous Area.

                             ARTICLE 24. ARBITRATION

         24.1. The Parties shall take every effort to settle all disputes which may arise in connection with the performance of this Agreement during its term or thereafter by means of amicable negotiations.

         24.2. If the Parties fail to settle a dispute referred to in Article
24.1 above within ninety (90) day of a written notification by either Party, either Party may give the other Party a ninety (90) days notice of its intention to submit the matter for final settlement by arbitration in the manner provided for by applicable Russian law.

                            ARTCILE 25. MISCELLANEOUS

         25.1. The headings of the Agreement are used solely for convenience and shall not affect its construction or interpretation.

         25.2. Any amendments, corrections, additions or repeals of any provisions of this Agreement shall be executed in writing and signed by both Parties.

         25.3. The Authorities shall timely provide OJSC KMNGG with all legal normative and other official documents of the Russian Federation and the Khanty-Mansiysk Autonomous Area or any entities or institutions affecting the performance of the Oil Operations.

         25.4. If any provision hereof shall be held to be invalid such provisions shall be deemed deleted from this Agreement and remaining provisions shall remain valid and effective provided there is a written consent of the Parties.

                   ARTICLE 26. LEGAL ADDRESSES OF THE PARTIES

         THE MINISTRY OF NATURAL RESOURCES OF THE RUSSIAN FEDERATION:

         4/6 B. Gruzinskaya Str., Moscow 123812, Russian Federation

         THE ADMINISTRATION OF THE KHANTY-MANSIYSK AUTONOMOUS AREA:

         5 Mira Str., Khanty-Mansiysk, Tyumen Region, Khanty-Mansiysk Autonomous Area 626200, Russian Federation

         LEGAL ADDRESS OF OPEN JOINT STOCK COMPANY
KHANTYMANSIYSKNEFTEGAZGEOLOGIA: Gornopravdinsk, Khanty-Mansiysk District, Khanty-Mansiysk Autonomous Area, Tyumen Region

                           ARTICLE 27. EFFECTIVE DATE

This Agreement shall become effective on the date of the License re-registration.

For the Russian Federation:                                For Subdivision of the Russian
                                                           Federation:
AUTHORIZED REPRESENTATIVE OF THE                           GOVERNOR OF THE KHANTY-MANSIYSK
MINISTRY OF NATURAL RESOURCES                              AUTONOMOUS AREA
OF THE RUSSIAN FEDERATION,
CHAIRMAN OF THE COMMITTEE
 FOR NATURAL RESOURCES OF THE
KHANTY-MANSI AUTONOMOUS AREA
NADEZHDA ALEXANDROVNA SERGEEVA                             ALEXANDER VASILYEVICH FILIPENKO

-------------------------------------------------          ----------------------------------------------
                  (signature)                                               (signature)
               NOVEMBER 13, 1997                                         NOVEMBER 17, 1997
               -----------------                                         -----------------

Seal: Ministry of Natural Resources                        Seal: Administration of the Khanty-
of the Russian Federation                                  Mansiysk Autonomous Area, Tyumen
Committee for Natural Resources of                         Region
the Khanty-Mansiysk Autonomous Area

                          FOR OPEN JOINT STOCK COMPANY
                         KHANTYMANSIYSKNEFTEGAZGEOLOGIA,
                                  THE LICENSEE:

                                DIRECTOR GENERAL
                           OF OPEN JOINT STOCK COMPANY
                         KHANTYMANSIYSKNEFTEGAZGEOLOGIA
                           ALEXANDER PAVLOVICH PERSHIN

                            -------------------------
                                   (signature)
                               NOVEMBER 12, 1997

                    Seal: Russian Federation, Khanty-Mansiysk
                       OJSC KHANTYMANSIYSKNEFTEGAZGEOLOGIA

                                                                  Addendum No. 2
                                                      to License KMN No 00685 NE

                                 TOPOGRAPHIC PLAN
                   OF THE POTANAI-KARTOPYINSKOYE LICENSED AREA

                                SCALE 1 : 200000

----------------------------------------------------- ---------------------------------------------------
  CHIEF GEOLOGIST OF OJSC
"KHANTYMANSIYSKNEFTEGAZGEOLOGIA"                      V. B. SKOROBOGATOV
----------------------------------------------------- ---------------------------------------------------
----------------------------------------------------- ---------------------------------------------------
CHAIRMAN OF THE COMMITTEE  FOR
NATURAL  RESOURCES OF THE KHANTY-
MANSIYSK AUTONOMOUS AREA                              N. A. SERGEEVA
----------------------------------------------------- ---------------------------------------------------
----------------------------------------------------- ---------------------------------------------------
CHAIRMAN OF THE  COMMITTEE  FOR OIL,
GAS AND MINERAL RESOURCES OF THE
ADMINISTRATION OF THE KHANTY-MANSIYSK
AUTONOMOUS AREA                                       H. I. ZMANOVSKI
----------------------------------------------------- ---------------------------------------------------

                                                                  Addendum No. 3
                                                      to License KMN No 00685 NE

                                     MINUTES
                   of the meeting on Geology and Technology between PO "Uraineftegaz" and SGE KMNGG

April 6, 1993                                                    Khanty-Mansiysk

Present:

FROM PO "URAINEFTEGAZ"

V.G. Chaun, Director General
P.I. Pastukh, Chief Geologist

FROM SGE KMNGG
V.D. Tokarev, Director General
I.A. Belonogov, Deputy Director General, Economics
V.K. Tretyakov, Chief Geologist
A.D. Sergeev, Manager, Oil Production Division

                                     AGENDA:

"On further exploration and initiation of development of the Potanaiski and Kartopyinski oil fields in 1993-1994."

         Having exchanged opinions the Conference participants RESOLVED as follows:

         To begin further exploration and preparation for development of the Potanaiski and Kartopyinski oil fields pursuant to Decree of the Russian Government No. 180 dated March 1, 1993.

         By mutual agreement the operator conducting further exploration and development of the mentioned fields is PO "Uraineftegaz", and the license for oil production to be issued to SGE KMNGG.

         The parties agreed to take joint efforts to attract investors for the purpose of obtaining credits.

         Shares of SGE KMNGG, PO "Uraineftegaz" and investors in further exploration and development of the Potanaiski and Kartopyinski oil fields shall be specified in a separate agreement.

For SGE KMNGG                                            For PO "Uraineftegaz"
Signature                                                Signature
Round seal                                               Round seal